FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report:  October 31, 2008
(Date of Earliest Event Reported)

Globalink, Ltd.
--------------------------------------------
   (Exact name of registrant as specified in its charter)

   Nevada                                        06-1812762
-----------------------------------------------------------------------
(State or other jurisdiction                  (I.R.S. Employer
of incorporation or organization            Identification Number)

          405-938 Howe Street
             Vancouver, BC                         V6Z 1N9
-----------------------------------------------------------------------
      Address of principal executive offices,      Zip Code

(604) 828-8822
------------------------------------------
(Registrant's telephone number, including area code)

Item 2.01 Completion of Acquisition or Disposition of Assets

On October 31, 2008, Globalink completed the acquisition of OneWorld Hotel Destination Service, Inc. Pursuant to the Share Exchange Agreement dated October 31, 2008, Globalink, Ltd. issued 2,000,000 common shares to OneWorld in exchange for 100% of the issued and outstanding common shares of OneWorld held by the sole shareholder, Vincent Au, a non-affiliate of Globalink. The 2,000,000 common shares represent 8.0694% of the issued and outstanding common shares of Globalink. After issuance of the 2,000,000 common shares, there are 24,785,000 Globalink common shares issued and outstanding.

In addition to the exchange, Globalink shall make a cash payment of $US150,000 plus the cash value of OneWorld's Retained Earnings brought into Globalink.


Item 9.01 Financial Statements and Exhibits.

(a)Financial statements of businesses acquired

Report of Independent Registered Public Accounting Firm
Balance Sheet as of June 30, 2008, 2007 and 2006
Statement of Income and Deficit for the years ended June 30, 2008, 2007 and 2006
Statement of Shareholders' Equity
Cash Flow Statement for the years ended June 30, 2008, 2007 and 2006 Notes to Financial Statements


Report of Independent Registered Public Accounting Firm
Balance Sheet as of October 31, 2008
Statement of Income and Retained Earnings
Statement of Shareholders' Equity
Cash Flow Statement
Notes to Financial Statements

                            THOMAS J. HARRIS
                       CERTIFIED PUBLIC ACCOUNTANT
                       3901 STONE WAY N., SUITE 202
                           SEATTLE, WA  98103
                              206.547.6050


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Board of Directors
ONEWORLD HOTEL DESTINATION SERVICE INC.
Vancouver, B.C., Canada

We have audited the balance sheets of ONEWORLD HOTEL DESTINATION
SERVICE INC. as at JUNE 30, 2008 and JUNE 30, 2007, the statements of earnings and deficit, stockholders' deficiency and cash flows the years then ended. The statements for the year ended June 30, 2006 are unaudited and have been included for comparison purposes only. Theses financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ONEWORLD HOTEL DESTINATION SERVICE INC. as of June 30, 2008 and June 30, 2007 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles accepted in the United States of America.



/s/Thomas J. Harris
----------------------------
Thomas J Harris, CPA
January 29, 2009
February 24, 2009 for the June 30, 2006 statements

ONEWORLD HOTEL DESTINATION SERVICE INC.
BALANCE SHEET
As at June 30, 2008, 2007 and 2006

                                        US DOLLAR    US DOLLAR       US DOLLAR
                                           2008        2007             2006
                                        ---------    ---------       ---------
                                                                    (UNAUDITED)
ASSETS
Current assets
  Cash and bank (Note 2)               $  835,316    $  759,513      $  482,577
  Term deposit (Note 3)                    15,690        14,076               -
  Accounts receivable                     148,185       261,884         163,218
  Prepaid expenses and deposit              1,636         1,561           1,491
  Security deposits                        14,006        11,204          10,696
                                       ----------    ----------      ----------
                                        1,014,833     1,048,238         657,982
Furniture, fixtures and equipment
   (Notes 1 and 4)                          9,192         9,596           9,461
Due from shareholder (Note 5)                   -         2,805               -
Future income taxes (Notes 1 and 6)             -         6,564               -
                                       ----------    ----------      ----------
  Total assets                         $1,024,025    $1,067,203      $  667,443
                                       ==========    ==========      ==========
LIABILITIES AND SHAREHOLDER'S EQUITY
Current liabilities
  Accounts payable and accruals        $  553,761    $  756,468         408,503
  Dividend payable                         19,668             -               -
  Due to government agencies                1,692         5,568           3,417
Future income taxes (Notes 1 and 6)         1,615             -               -
                                       ----------    ----------      ----------
                                          576,736       762,036         411,920
Due to shareholder (Note 6)                52,253             -           6,746
                                       ----------    ----------      ----------
  Total current liabilities            $  628,989    $  762,036      $  418,666
                                       ==========    ==========      ==========
Shareholder's equity
  Common Stock authorized, issued and
    outstanding
  1,000,000 shares                          6,382         6,382           8,959
  Preferred Stock authorized, issued
    and outstanding
  1,000,000 shares                          6,382         6,382           8,959
  Retained earnings                       382,272       292,403         230,859
                                       ----------    ----------      ----------
  Total shareholder's equity              395,036       305,167         248,777
                                       ----------    ----------      ----------
  Total liabilities and shareholders'
    equity                             $1,024,025    $1,067,203      $  667,443
                                       ==========    ==========      ==========

              The accompanying notes are an integral part
                    of these financial statements

ONEWORLD HOTEL DESTINATION SERVICE INC.
STATEMENT OF INCOME AND DEFICIT
For the years ended June 30, 2008, 2007 and 2006

                                        US DOLLAR    US DOLLAR       US DOLLAR
                                           2008        2007             2006
                                        ---------    ---------       ---------
                                                                    (UNAUDITED)
Sales                                   $3,238,148    $2,954,864    $2,498,692
Cost of sales                            2,926,806     2,671,313     2,252,519
                                        ----------    ----------    ----------
Gross margin                               311,342       283,551       246,173
Expenses
  Accounting fee                             1,584         1,060         1,075
  Advertising and promotion                      -         1,951         1,796
  Amortization                               3,344         2,615         2,397
  Automotive                                 6,564         8,560         4,087
  Automobile lease                           7,941        11,528        11,696
  Bank charges and interest                  5,443         1,711         1,283
  Bad debt                                     788        10,596         2,251
  Business promotion                         2,504           534         1,426
  Commissions and rebates                   49,485        21,897        19,881
  Employee benefits                          2,174         1,930         1,874
  Government fees                                -           210             -
  Insurance                                  2,307         2,064         2,000
  Interest expenses                             20            43            42
  Licence and dues                           3,197           102            97
  Meals and entertainment                    4,312         3,498         7,031
  Office Expenses                            3,288         4,007         6,574
  Rent and property taxes                   19,543        17,436         8,373
  Repairs and maintenance                    4,731           689           891
  Traveling                                 19,528        17,633         6,263
  Telecommunications                        10,085         8,309         8,685
  Utilities                                  2,172             -           206
  Wages and salaries                       162,982       133,233       119,181
                                        ----------    ----------    ----------
                                           311,992       249,606       207,379
                                        ----------    ----------    ----------
Income/Deficit from operations                (650)       33,945        38,794
                                        ----------    ----------    ----------
Other income and expenses:
  Gains (losses) on currency exchange      100,150         8,947        44,396
  Foreign currency exchange translation
    adjustments                             13,963        28,786             -
  Interest income                           19,847        13,273        10,907
  Other income                               3,612             -             -
                                        ----------    ----------    ----------
                                           137,572        51,006        55,303
                                        ----------    ----------    ----------




Income before income taxes                 136,922        84,951        94,907
Income taxes (Note 6)                       17,551        14,208        17,776
                                        ----------    ----------    ----------
Net Income for the period               $  119,371    $   70,743    $   76,321
                                        ==========    ==========    ==========

            The accompanying notes are an integral part
                 of these financial statements

ONEWORLD HOTEL DESTINATION SERVICE INC.
STATEMENT OF SHAREHOLDER'S EQUITY
June 30, 2008

                           Number      Common      Preference     Retained
                         of shares      Stock         Stock       Earnings     Total
                         ---------     ------      ----------     --------     -----
Balance - June 30, 2005  1,000,000     $8,959         $    -      $154,538   $163,497
                         1,000,000          -          8,959                  172,456
Net income  2006                 -          -              -        76,321    258,777
                         ---------     ------         ------      --------   --------
Balance - June 30, 2006  2,000,000      8,959          8,959       230,859    248,777

Currency Adjustment              -     (2,577)        (2,557)       (9,199)   (20,735)

Balance - June 30, 2006  1,000,000      6,382              -       221,660    228,042
                         1,000,000          -          6,382                  234,424
Net income 2007                  -          -              -        70,743    305,167
                         ---------     ------         ------      --------   --------
Balance - June 30, 2007  2,000,000      6,382          6,382       292,403    305,167

Net income 2008                  -          -              -       119,371    424,538

Cash dividends ($0.009834)       -          -              -        (9,834)   400,741

Dividend declared ($0.009834)    -          -              -       (19,668)   381,073
                         ---------    -------        -------      --------   --------
Balance - June 30, 2008  2,000,000      6,382          6,382       382,272    395,036
                         =========    =======        =======      ========   ========

             The accompanying notes are an integral part
                    of these financial statements

ONEWORLD HOTEL DESTINATION SERVICE INC.
CASH FLOW STATEMENT
For the years ended June 30, 2008, 2007 and 2006

                                        US DOLLAR    US DOLLAR       US DOLLAR
                                           2008        2007             2006
                                        ---------    ---------       ---------
                                                                    (UNAUDITED)
Cash flows from operating activities
  Net income                           $  119,371    $   70,743     $   76,321
  Items not requiring an outlay of funds
    Amortization                            3,344         2,615          2,397
    Income taxes                            8,179        (8,370)         2,456
                                       ----------    ----------     ----------
                                          130,894        64,988         81,174
  Changes in non-cash working capital
    Accounts receivable                   113,699      (105,170)        (7,328)
    Security deposits                      (2,802)         (933)         1,108
    Prepaid expenses and deposits             (75)         (130)        (1,264)
    Foreign currency exchange translation
      adjustments                               -        (4,437)         1,108
    Accounts payable and accruals        (202,707)      364,243          1,151
    Due to government agencies             (3,875)        4,092         (3,973)
                                       ----------    ----------     ----------
                                           35,134       322,653         71,976
                                       ----------    ----------     ----------
Investing activities
  Acquisition of furniture, fixtures
    and equipment                          (2,941)       (3,128)        (3,441)
                                       ----------    ----------     ----------
                                           (2,941)       (3,128)        (3,441)
                                       ----------    ----------     ----------
Cash flows from financing activities
 Cash dividend                             (9,834)            -        (27,957)
 Due to shareholder                        55,058        (9,282)        (6,541)
                                       ----------    ----------     ----------
                                           45,224        (9,282)       (34,498)
                                       ----------    ----------     ----------
Increase(decrease) in cash and cash
  equivalents                              77,417       310,243         34,037
Cash and cash equivalents, beginning
  of year                                 773,589       463,346        448,541
                                       ----------    ----------     ----------
Cash and cash equivalents, end of year $  851,006    $  773,589     $  482,578
                                       ==========    ==========     ==========
Cash and cash equivalents consist of:
  Cash                                 $  835,316    $  759,513     $  482,578
  Term deposit                             15,690        14,076              -
                                       ----------    ----------     ----------
                                       $  851,006    $  773,589     $  482,578
                                       ==========    ==========     ==========




Supplemental information
  Interest received                    $   19,847    $   13,273     $   10,907
  Income taxes                         $   17,551    $   14,208     $   17,776

            The accompanying notes are an integral part
                 of these financial statements

ONEWORLD HOTEL DESTINATION SERVICE, INC.
NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008

The Company was incorporated under the laws of the Province of British Columbia, Canada on July 19, 1999. Its main business is to provide hotel booking to travel agents in Canada. Over a short period of time, OneWorld Hotel Destination Services Inc. has established the strong relationships with the major hotel chains such as Radisson, Hilton and Sheraton. Its clients include travel agents in major cities such as Vancouver, Toronto, Calgary, and Montreal.

1.  Summary of Significant accounting policies

Furniture, fixtures and equipment

Furniture, fixtures and equipment are recorded at cost. Amortization is provided annually at rates calculated to write off the assets over their estimated useful lives as follows, except in the year of acquisition when one half of the rate is used.

Computer equipment acquired
  before March 24, 2004                30%, declining balance
Computer equipment acquired
  after March 23, 2004                 45%, declining balance
Furniture and equipment                20%, declining balance
Leasehold improvements                 20%, straight line

Income Taxes

The Company has elected to apply the differential reporting measurement option allowed for income taxes and, accordingly, to account for income taxes using the taxes payable method before Nov 1, 2008.

After merging, The Company utilizes the asset and liability method for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The company provides a valuation allowance on net deferred tax assets when it is more likely than not that such asset will be realized. Currently it is more likely than not that the Company will gain no benefit in future years for tax losses from current and prior years.

ONEWORLD HOTEL DESTINATION SERVICE, INC.
NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008

Future income taxes

Future income taxes reflect the tax consequences of temporary differences between the balance sheet carrying amounts and the tax assets and liabilities. The temporary differences are determined in accordance with Canadian generally accepted accounting principles and the generally accepted accounting principles in the United States of America.

Revenue recognition

Revenue from sales of hotel bookings and the cost of the hotel are recognized upon the check-in of the hotel.

Other commissions included commissions on air tickets and airport shuttle bus and tour bookings.

Foreign currency translation

The assets and liabilities are translated using exchange rates at the balance sheet date. The income statements are translated using average exchange rates for the period. Related translation adjustments from Canadian dollars to US dollars are recorded as foreign currency translation adjustments. The foreign currency exchange translation adjustments on June 30, 2007 and 2008 are the gain of $28,789 and $13,963 receptivity. However, the October 31, 2008 is a loss of $19,609.

Cash flow statement

The Company adopts the indirect method of reporting cash flows by which the net cash flow from operating activities is reported by adjusting net income for the effects of non-cash revenue and expense items and net changes in non-cash working capital balances.


2.  Cash and bank

Included in cash and bank are $835,316 held in bank accounts designated as trust accounts and general bank accounts.

The company has trust liabilities $94,197 at the balance sheet date.


3.  Term Deposit

Term deposit with a bank has been pledged to secure an irrevocable letter of credit for a maximum amount of $15,690 payable to the Director of Business Practices and Consumer Protection Authority.

ONEWORLD HOTEL DESTINATION SERVICE, INC.
NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008

4.  Furniture, Fixtures and Equipment

                                 Accumulated
                          Cost   amortization     2008          2007
Computer equip.        $ 22,909    $ 18,160     $ 4,749       $ 4,088
Furniture equip.         11,184       8,180       3,004         3,583
Leasehold Impro           4,627       3,188       1,439         1,925
                       --------    --------     -------       -------
                       $ 38,720    $ 29,528     $ 9,192       $ 9,596
                       ========    ========     =======       =======


5.  Due From/To Shareholder

Amount due from/to shareholder is non-interest bearing and has no fixed terms of repayment.


6.  Income Taxes

The Company has a net taxable income of $122,959 for the year and there is no tax losses brought forward to offset net taxable income. There are $17,551 provision income taxes for this year.


7.  Share Capital

Authorized:      1,000,000 Class "A" common voting shares, no par value
                  1,000,000 preference non-voting, no par value

                                          2008                   2007
                                          ----                   ----
Issued and paid up:
 1,000,000 common shares               $  6,382              $  6,382
 1,000,000 preference shares              6,382                 6,382
                                       --------              --------
                                       $ 12,764              $ 12,764
                                       ========              ========


8.  Financial Instruments

The Company's financial instruments consist of cash and bank, term deposit, accounts receivable, due from government agencies, accounts payable and accruals, and due from/to shareholder, trust liabilities. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency, or credit risks rising from these financial instruments.

ONEWORLD HOTEL DESTINATION SERVICE, INC.
NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008

9.  Commitments

The Company leases its premises at 205-2806 Kingsway, Vancouver for US$938 per month. The lease expires in May 2011. Future minimum lease payments are as follows:

Fiscal year ending June 30,
          2009                        $  11,256
          2010                           11,256
          2011                           11,256
                                      ---------
                                         33,768
                                      =========

The Company leases a motor vehicle under an operating lease for a term of 48 months from June 21, 2005 at a monthly payment of US$537 excluding taxes. Future minimum payments are as follows:

Fiscal year ending June 30           $   6,450


10.  Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles accepted in the United States of America requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses for the year reported. Actual results could differ from those estimates.


11.  Stock-based compensation

FAS 123(r), Accounting for Stock-based compensation requires companies to record compensation cost for stock-based employee compensation to be measured at the grant date, and not subsequently revised. The company has chosen to continue to account for stock-based compensation using the provisions of FAS 123(r). In addition the company's policy is to account for all stock based transactions in conformance with FAS 123R.


12.  Recent accounting pronouncements - The Financial Accounting
Standards Board has recently issued several new accounting pronouncements which may apply to the Company.

In May 2008, the Financial Accounting Standards Board ("FASB") issued SFAS No. 163, "Accounting for Financial Guarantee Insurance Contracts-and interpretation of FASB Statement No. 60". SFAS No. 163 clarifies how Statement 60 applies to financial guarantee insurance contracts, including the recognition and measurement of premium revenue and claims

ONEWORLD HOTEL DESTINATION SERVICE, INC.
NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008

liabilities. This statement also requires expanded disclosures about financial guarantee insurance contracts. SFAS No. 163 is effective for fiscal years beginning on or after December 15, 2008, and interim periods within those years. SFAS No. 163 has no effect on the Company's financial position, statements of operations, or cash flows at this time.

In May 2008, the Financial Accounting Standards Board ("FASB") issued SFAS No. 162, "The Hierarchy of Generally Accepted Accounting Principles". SFAS No. 162 sets forth the level of authority to a given accounting pronouncement or document by category. Where there might be conflicting guidance between two categories, the more authoritative category will prevail. SFAS No. 162 will become effective 60 days after the SEC approves the PCAOB's amendments to AU Section 411 of the AICPA Professional Standards. SFAS No. 162 has no effect on the Company's financial position, statements of operations, or cash flows at this time.

In March 2008, the Financial Accounting Standards Board, or FASB, issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133. This standard requires companies to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. This Statement is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. The Company has not yet adopted the provisions of SFAS No. 161, but does not expect it to have a material impact on its consolidated financial position, results of operations or cash flows.

In December 2007, the SEC issued Staff Accounting Bulletin (SAB) No. 110 regarding the use of a "simplified" method, as discussed in SAB No. 107 (SAB 107), in developing an estimate of expected term of "plain vanilla" share options in accordance with SFAS No. 123 (R), Share-Based Payment. In particular, the staff indicated in SAB 107 that it will accept a company's election to use the simplified method, regardless of whether the company has sufficient information to make more refined estimates of expected term. At the time SAB 107 was issued, the staff believed that more detailed external information about employee exercise behavior (e.g., employee exercise patterns by industry and/or other categories of companies) would, over time, become readily available to companies. Therefore, the staff stated in SAB 107 that it would not expect a company to use the simplified method for share option grants after December 31, 2007. The staff understands that such detailed information about employee exercise behavior may not be widely available by December 31, 2007. Accordingly, the staff will continue to accept, under certain circumstances, the use of the simplified method beyond December 31,

ONEWORLD HOTEL DESTINATION SERVICE, INC.
NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008

2007. The Company currently uses the simplified method for "plain vanilla" share options and warrants, and will assess the impact of SAB 110 for fiscal year 2009. It is not believed that this will have an impact on the Company's consolidated financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements-an amendment of ARB No. 51. This statement amends ARB 51 to establish accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. Before this statement was issued, limited guidance existed for reporting noncontrolling interests. As a result, considerable diversity in practice existed. So-called minority interests were reported in the consolidated statement of financial position as liabilities or in the mezzanine section between liabilities and equity. This statement improves comparability by eliminating that diversity. This statement is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 (that is, January 1, 2009, for entities with calendar year-ends). Earlier adoption is prohibited. The effective date of this statement is the same as that of the related Statement 141 (revised 2007). The Company will adopt this Statement beginning March 1, 2009. It is not believed that this will have an impact on the Company's consolidated financial position, results of operations or cash flows.

In December 2007, the FASB, issued FAS No. 141 (revised 2007), Business Combinations.' This Statement replaces FASB Statement No. 141, Business Combinations, but retains the fundamental requirements in Statement 141. This Statement establishes principles and requirements for how the acquirer: (a) recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree; (b) recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase; and (c) determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. This statement applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. An entity may not apply it before that date. The effective date of this statement is the same as that of the related FASB Statement No. 160, Noncontrolling Interests in Consolidated Financial Statements. The Company will adopt this statement beginning June 30, 2008. It is believed that this will have an impact on the Company's consolidated financial position, results of operations or cash flows after the merger with Globalink to be effective October 31, 2008.

ONEWORLD HOTEL DESTINATION SERVICE, INC.
NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Liabilities-Including an Amendment of FASB Statement No. 115. This standard permits an entity to choose to measure many financial instruments and certain other items at fair value. This option is available to all entities. Most of the provisions in FAS 159 are elective; however, an amendment to FAS 115 Accounting for Certain Investments in Debt and Equity Securities applies to all entities with available for sale or trading securities. Some requirements apply differently to entities that do not report net income. SFAS No. 159 is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided that the entity makes that choice in the first 120 days of that fiscal year and also elects to apply the provisions of SFAS No. 157 Fair Value Measurements. The Company will adopt SFAS No. 159 beginning March 1, 2008 and is currently evaluating the potential impact the adoption of this pronouncement will have on its consolidated financial statements.

In September 2006, the FASB issued SFAS No. 157, Fair Value
Measurements This statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles
(GAAP), and expands disclosures about fair value measurements. This statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this statement does not require any new fair value measurements. However, for some entities, the application of this statement will change current practice. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Earlier application is encouraged, provided that the reporting entity has not yet issued financial statements for that fiscal year, including financial statements for an interim period within that fiscal year. The Company will adopt this statement March 1, 2008, and it is not believed that this will have an impact on the Company's consolidated financial position, results of operations or cash flows.


13.  Business Combinations

On October 31, 2008, the shareholders of The Company received 2,000,000 shares of common stock and cash from Globalink, Ltd as consideration for purchase of the Company. The acquisition is being accounted for as a purchase as required by SFAS No. 141. Globalink Ltd. has issued a significant amount of its stock to acquire the Company and therefore is considered a reverse acquisition under SFAS No. 141.

Following is the proforma balance sheets and income statement as at June 30, 2008:

ONEWORLD HOTEL DESTINATION SERVICE, INC.
NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008

                                    ONEWORLD      GLOBALINK
                                      2008          2008      Adjustments(3)  TOTAL
                                    --------      ---------   -------------   -----
ASSETS
Current Assets
   Cash                           $  851,006    $   72,310                  $  923,316
   Other current assets              163,827             -                     163,827
                                  ----------    ----------                  ----------
Other Assets                           9,192        11,998                      21,190
                                  ----------    ----------                  ----------
   Total assets                   $1,024,025    $   84,308                  $1,108,333
                                  ==========    ==========                  ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
   Accounts payable and accruals     553,761           280                     554,041
   Other current liabilities          75,228        30,355                     105,583
                                  ----------    ----------                  ----------
   Total current liabilities      $  628,989    $   30,635                  $  659,624
                                  ==========    ==========                  ==========
Shareholders' equity
   Common stock                        6,382         4,557       (4,382)         6,557
   Paid-in Surplus                         -       222,643       10,764        234,407
   Preferred Stock authorized,
     Issued and outstanding            6,382             -       (6,382)             -
   Retained earnings                 382,272      (174,527)                    207,745
                                  ----------    ----------   ----------     ----------
   Total shareholder's equity        395,036        54,673                     448,709
                                  ----------    ----------   ----------     ----------
   Total liabilities and
     shareholders' equity         $1,024,025    $   84,308                  $1,108,333
                                  ==========    ==========   ==========     ==========

(1)Per the Company's year end audited financial statements at June 30,
2008
(2) Per the Company's quarterly report on Form 10-Q for the quarterly period ended June 30, 2008
(3) Adjustments reflect issuance of stock for investment in subsidiary

                                         ONEWORLD(1)      GLOBALINK(2)
                                         Year ended     Six months ended
                                       June 30, 2008      June 30, 2008       TOTAL
                                       -------------    ----------------      -----
Sales                                     $3,238,148     $         -        $3,238,148
Cost of sales                              2,926,806               -         2,926,806
                                          ----------     -----------        ----------
 Gross margin                                311,342               -           311,342
                                          ----------     -----------        ----------




ONEWORLD HOTEL DESTINATION SERVICE, INC.
NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008

Expenses
  Wages and salaries                         162,982               -           162,982
  Other administrative expenses              149,010           4,724           153,734
                                          ----------     -----------        ----------
                                             311,992           4,724           316,716
                                          ----------     -----------        ----------
Income(Deficit) from operations                 (650)         (4,724)
(5,374)
Other income and expenses                    137,572               -           137,572
Income before income taxes                   136,922          (4,724)          132,198
 Income taxes (Note 6)                        17,551               -            17,551
                                          ----------     -----------        ----------
Net income for the period                 $  119,371     $    (4,724)       $  114,647
                                          ==========     ===========        ==========

(1)Per the Company's year end audited financial statements at June 30,
2008
(2) Per the Company's quarterly report on Form 10-Q for the quarterly period ended June 30, 2008
(3) There are no adjustments affecting the income statements

Following is the proforma balance sheet and income statement as of October 31, 2008:

                                        ONEWORLD      GLOBALINK
                                       31-Oct-2008    31-Oct2008       TOTAL
                                        --------      ---------        -----
ASSETS
Current Assets
   Cash                               $  623,005     $   66,080     $  689,085
   Accounts Receivable                   252,698            251        252,949
   Other current assets                   17,224              -         17,224
                                      ----------     ----------     ----------
                                         904,927         66,331        959,258
Other Assets                              44,536         11,020         55,558
                                      ----------     ----------     ----------
   Total assets                       $  937,463     $   77,351     $1,014,814
                                      ==========     ==========     ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
   Accounts payable and accruals         560,263         1,280         561,543
   Other current liabilities               1,849        30,300          32,149
                                      ----------    ----------      ----------
   Total current liabilities          $  562,112    $   31,580      $  593,692
                                      ==========    ==========      ==========




ONEWORLD HOTEL DESTINATION SERVICE, INC.
NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008

Shareholders' equity
   Common stock                            6,382         4,557          10,939
   Paid-in Surplus                             -       222,643         223,643
   Preferred Stock authorized,
     Issued and outstanding                6,382             -           6,382
   Retained earnings                     362,597      (182,429)        180,158
                                      ----------    ----------      ----------
   Total shareholder's equity            375,351        45,771         421,122
                                      ----------    ----------      ----------
   Total liabilities and
     shareholders' equity             $  937,463    $   77,351      $1,014,814
                                      ==========    ==========      ==========

                                        ONEWORLD      GLOBALINK
                                          2008           2008          TOTAL
                                        --------      ---------        -----
Sales                                 $1,354,122    $        -      $1,354,122
Cost of sales                          1,256,126             -       1,256,125
                                      ----------    ----------      ----------
 Gross margin                             97,996             -          97,996
                                      ----------    ----------      ----------
Expenses
  Wages and salaries                      44,386             -          44,386
  Other administrative expenses           28,821         8,990          37,811
                                      ----------    ----------      ----------
                                          73,207         8,990          82,197
                                      ----------    ----------      ----------
Income(Deficit) from operations           24,789        (8,980)         15,799
Other income and expenses                 (5,191)        1,088          (4,103)
Income before income taxes                19,598        (7,902)         11,696
 Income taxes (Note 6)                         -             -               -
                                      ----------     ---------      ----------
Net income for the period             $   19,596     $  (7,902)     $   11,696
                                      ==========     =========      ==========

                           THOMAS J. HARRIS
                      CERTIFIED PUBLIC ACCOUNTANT
                      3901 STONE WAY N., SUITE 202
                          SEATTLE, WA  98103
                             206.547.6050


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Board of Directors
ONEWORLD HOTEL DESTINATION SERVICE INC.
Vancouver, B.C., Canada

We have audited the balance sheets of ONEWORLD HOTEL DESTINATION SERVICE INC. as at October 31, 2008, and the statements of earnings, stockholders' equity and cash flows the four months then ended. Theses financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ONEWORLD HOTEL DESTINATION SERVICE INC. as of October 31, 2008 and the results of its operations and its cash flows for the four months then ended in conformity with generally accepted accounting principles accepted in the United States of America.


/s/Thomas J. Harris
------------------------
Thomas J Harris, CPA
January 29, 2009

ONEWORLD HOTEL DESTINATION SERVICE INC.
BALANCE SHEET
As at October 31, 2008

                                                            2008
                                                            ----
ASSETS
Current assets
  Cash and bank                                          $  609,764
  Term deposit                                               13,240
  Accounts receivable                                       252,698
  Prepaid expenses and deposit                                1,405
  Due from government agencies                                5,486
  Security deposits                                          10,332
                                                         ----------
                                                            892,926

Furniture, fixtures and equipment                             8,555
Due from shareholder                                         35,981
                                                         ----------
  Total assets                                           $  937,463
                                                         ==========
LIABILITIES AND SHAREHOLDER'S EQUITY
Current liabilities
  Accounts payable and accruals                             560,263
  Payroll payable                                             1,848
                                                         ----------
                                                            562,112
                                                         ---------
  Total current liabilities                              $  562,112
                                                         ==========
Shareholder's equity
  Common Stock authorized, issued and outstanding
  1,000,000 shares                                            6,382
  Preferred Stock authorized, issued and outstanding
  1,000,000 shares                                            6,382
  Retained earnings                                         362,587
                                                         ----------
  Total shareholder's equity                                375,351
                                                         ----------
  Total liabilities and shareholder's equity             $  937,462
                                                         ==========

              The accompanying notes are an integral part
                    of these financial statements

ONEWORLD HOTEL DESTINATION SERVICE INC.
STATEMENT OF INCOME AND DEFICIT
For the four months ended October 31, 2008

                                                             2008
                                                             ----
Sales                                                     $1,354,122
Cost of sales                                              1,256,126
                                                          ----------
Gross margin                                                  97,996
                                                          ----------
Expenses
  Advertising and promotion                                      823
  Amortization                                                 2,002
  Automotive                                                   1,765
  Automobile lease                                             2,171
  Bank charges and interest                                    2,137
  Employee benefits                                              682
  Meals and entertainment                                      3,455
  Office Expenses                                              1,436
  Rent and property taxes                                      6,108
  Repairs and maintenance                                        251
  Traveling                                                    5,773
  Telecommunications                                           1,865
  Utilities                                                      353
  Wages and salaries                                          44,386
                                                          ----------
                                                              73,207
                                                          ----------
Income/Deficit from operations                                24,789
                                                          ----------
Other income and expenses:
  Gains (losses) on currency exchange                         13,551
  Foreign currency exchange translation adjustments          (18,893)
  Interest income                                                151
                                                          ----------
                                                              (5,191)
Income before income taxes                                    19,598
Income taxes                                                       -
                                                          ----------
Net Income for the period                                 $   19,598
                                                          ==========

            The accompanying notes are an integral part
                   of these financial statements

              ONEWORLD HOTEL DESTINATION SERVICE INC.
                STATEMENT OF SHAREHOLDER'S EQUITY
                           October 31, 2008

                           Number      Common      Preference      Retained
                         of shares      Stock         Stock        Earnings      Total
                         ---------     ------      ----------      --------      -----
Balance - June 30, 2006  1,000,000     $6,382         $    -       $221,660   $228,042
                         1,000,000                     6,382                   234,424
Net income  2007                                                     70,743    305,167
                         ---------     ------         ------       --------   --------
Balance - June 30, 2007  2,000,000     $6,382         $6,382       $292,403   $305,167

Net income 2008                                                    $105,408   $410,575

Cash dividends ($0.009834)                                           (9,834)  $400,741

Dividend declared ($0.009834)                                       (19,668)  $381,073
                         ---------    -------       -------        --------   --------
Balance - June 30, 2008  2,000,000     $6,382        $6,382        $368,309   $381,703

Net income October 31,
  2008                                                               19,598   $400,671
Dividend declared                                                   (16,880)  $383,791
Cash dividends                                                       (8,440)  $375,351
                         ---------    -------       -------        --------   --------
Balance - October 31,
  2008                   2,000,000     $6,382        $6,382        $362,587   $375,351
                         =========    =======       =======        ========   ========

             The accompanying notes are an integral part
                    of these financial statements

ONEWORLD HOTEL DESTINATION SERVICE INC.
CASH FLOW STATEMENT
For the period ended October 31, 2008

                                                          US DOLLAR
                                                          ---------
                                                            2008
                                                            ----
Cash flows from operating activities
  Net income                                             $   19,598
  Items not requiring an outlay of funds
    Amortization                                              2,002
                                                         ----------
                                                             21,600
  Changes in non-cash working capital
    Accounts receivable                                    (104,513)
    Security deposits                                         3,674
    Prepaid expenses and deposits                               231
    Foreign currency exchange translation adjustments       (42,367)
    Accounts payable and accruals                             6,502
    Due to government agencies                                1,848
                                                         ----------
                                                           (113,025)
                                                         ----------
Investing activities
  Acquisition of furniture, fixtures and equipment            1,365
                                                         ----------
                                                              1,365
                                                         ----------
Cash flows from financing activities
  Cash dividend                                             (28,108)
  Due to shareholder                                        (88,234)
                                                         ----------
                                                           (116,342)
                                                         ----------
Increase(decrease) in cash and cash equivalents            (228,002)
Cash and cash equivalents, beginning of period              851,006
                                                         ----------
Cash and cash equivalents, end of period                 $  623,004
                                                         ==========
Cash and cash equivalents consist of:
  Cash                                                   $  609,764
  Term deposit                                               13,240
                                                         ----------
                                                         $  623,004
                                                         ==========
Supplemental information

 Interest received                                       $     151
 Income taxes                                            $       -

              The accompanying notes are an integral part
                    of these financial statements

ONEWORLD HOTEL DESTINATION SERVICE, INC.
NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008

The Company was incorporated under the laws of the Province of British Columbia, Canada on July 19, 1999. Its main business is to provide hotel booking to travel agents in Canada. Over a short period of time, OneWorld Hotel Destination Services Inc. has established the strong relationships with the major hotel chains such as Radisson, Hilton and Sheraton. Its clients include travel agents in major cities such as Vancouver, Toronto, Calgary, and Montreal.

1.  Summary of Significant accounting policies

Furniture, fixtures and equipment

Furniture, fixtures and equipment are recorded at cost. Amortization is provided annually at rates calculated to write off the assets over their estimated useful lives as follows, except in the year of acquisition when one half of the rate is used.

Computer equipment acquired
  before March 24, 2004                30%, declining balance
Computer equipment acquired
  after March 23, 2004                 45%, declining balance
Furniture and equipment                20%, declining balance
Leasehold improvements                 20%, straight line

Income Taxes

The Company has elected to apply the differential reporting measurement option allowed for income taxes and, accordingly, to account for income taxes using the taxes payable method before Nov 1, 2008.

After merging, The Company utilizes the asset and liability method for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The company provides a valuation allowance on net deferred tax assets when it is more likely than not that such asset will be realized. Currently it is more likely than not that the Company will gain no benefit in future years for tax losses from current and prior years.

ONEWORLD HOTEL DESTINATION SERVICE, INC.
NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008

Future income taxes

Future income taxes reflect the tax consequences of temporary differences between the balance sheet carrying amounts and the tax assets and liabilities. The temporary differences are determined in accordance with Canadian generally accepted accounting principles and the generally accepted accounting principles in the United States of America.

Revenue recognition

Revenue from sales of hotel bookings and the cost of the hotel are recognized upon the check-in of the hotel.

Other commissions included commissions on air tickets and airport shuttle bus and tour bookings.

Foreign currency translation

The assets and liabilities are translated using exchange rates at the balance sheet date. The income statements are translated using average exchange rates for the period. Related translation adjustments from Canadian dollars to US dollars are recorded as foreign currency translation adjustments. The foreign currency exchange translation adjustments on June 30, 2007 and 2008 are the gain of $28,789 and $13,963 receptivity. However, the October 31, 2008 is a loss of $19,609.

Cash flow statement

The Company adopts the indirect method of reporting cash flows by which the net cash flow from operating activities is reported by adjusting net income for the effects of non-cash revenue and expense items and net changes in non-cash working capital balances.


2.  Cash and bank

Included in cash and bank are $835,316 held in bank accounts designated as trust accounts and general bank accounts.

The company has trust liabilities $94,197 at the balance sheet date.


3.  Term Deposit

Term deposit with a bank has been pledged to secure an irrevocable letter of credit for a maximum amount of $15,690 payable to the Director of Business Practices and Consumer Protection Authority.

ONEWORLD HOTEL DESTINATION SERVICE, INC.
NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008

4.  Furniture, Fixtures and Equipment

                                 Accumulated
                          Cost   amortization     2008          2007
Computer equip.        $ 22,909    $ 18,160     $ 4,749       $ 4,088
Furniture equip.         11,184       8,180       3,004         3,583
Leasehold Impro           4,627       3,188       1,439         1,925
                       --------    --------     -------       -------
                       $ 38,720    $ 29,528     $ 9,192       $ 9,596
                       ========    ========     =======       =======


5.  Due From/To Shareholder

Amount due from/to shareholder is non-interest bearing and has no fixed terms of repayment.


6.  Income Taxes

The Company has a net taxable income of $122,959 for the year and there is no tax losses brought forward to offset net taxable income. There are $17,551 provision income taxes for this year.


7.  Share Capital

Authorized:      1,000,000 Class "A" common voting shares, no par value
                  1,000,000 preference non-voting, no par value

                                          2008                   2007
                                          ----                   ----
Issued and paid up:
 1,000,000 common shares               $  6,382              $  6,382
 1,000,000 preference shares              6,382                 6,382
                                       --------              --------
                                       $ 12,764              $ 12,764
                                       ========              ========


8.  Financial Instruments

The Company's financial instruments consist of cash and bank, term deposit, accounts receivable, due from government agencies, accounts payable and accruals, and due from/to shareholder, trust liabilities. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency, or credit risks rising from these financial instruments.

ONEWORLD HOTEL DESTINATION SERVICE, INC.
NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008

9.  Commitments

The Company leases its premises at 205-2806 Kingsway, Vancouver for US$938 per month. The lease expires in May 2011. Future minimum lease payments are as follows:

Fiscal year ending June 30,
          2009                        $  11,256
          2010                           11,256
          2011                           11,256
                                      ---------
                                         33,768
                                      =========

The Company leases a motor vehicle under an operating lease for a term of 48 months from June 21, 2005 at a monthly payment of US$537 excluding taxes. Future minimum payments are as follows:

Fiscal year ending June 30           $   6,450


10.  Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles accepted in the United States of America requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses for the year reported. Actual results could differ from those estimates.


11.  Stock-based compensation

FAS 123(r), Accounting for Stock-based compensation requires companies to record compensation cost for stock-based employee compensation to be measured at the grant date, and not subsequently revised. The company has chosen to continue to account for stock-based compensation using the provisions of FAS 123(r). In addition the company's policy is to account for all stock based transactions in conformance with FAS 123R.


12.  Recent accounting pronouncements - The Financial Accounting
Standards Board has recently issued several new accounting pronouncements which may apply to the Company.

In May 2008, the Financial Accounting Standards Board ("FASB") issued SFAS No. 163, "Accounting for Financial Guarantee Insurance Contracts-and interpretation of FASB Statement No. 60". SFAS No. 163 clarifies how Statement 60 applies to financial guarantee insurance contracts, including the recognition and measurement of premium revenue and claims

ONEWORLD HOTEL DESTINATION SERVICE, INC.
NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008

liabilities. This statement also requires expanded disclosures about financial guarantee insurance contracts. SFAS No. 163 is effective for fiscal years beginning on or after December 15, 2008, and interim periods within those years. SFAS No. 163 has no effect on the Company's financial position, statements of operations, or cash flows at this time.

In May 2008, the Financial Accounting Standards Board ("FASB") issued SFAS No. 162, "The Hierarchy of Generally Accepted Accounting Principles". SFAS No. 162 sets forth the level of authority to a given accounting pronouncement or document by category. Where there might be conflicting guidance between two categories, the more authoritative category will prevail. SFAS No. 162 will become effective 60 days after the SEC approves the PCAOB's amendments to AU Section 411 of the AICPA Professional Standards. SFAS No. 162 has no effect on the Company's financial position, statements of operations, or cash flows at this time.

In March 2008, the Financial Accounting Standards Board, or FASB, issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133. This standard requires companies to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. This Statement is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. The Company has not yet adopted the provisions of SFAS No. 161, but does not expect it to have a material impact on its consolidated financial position, results of operations or cash flows.

In December 2007, the SEC issued Staff Accounting Bulletin (SAB) No. 110 regarding the use of a "simplified" method, as discussed in SAB No. 107 (SAB 107), in developing an estimate of expected term of "plain vanilla" share options in accordance with SFAS No. 123 (R), Share-Based Payment. In particular, the staff indicated in SAB 107 that it will accept a company's election to use the simplified method, regardless of whether the company has sufficient information to make more refined estimates of expected term. At the time SAB 107 was issued, the staff believed that more detailed external information about employee exercise behavior (e.g., employee exercise patterns by industry and/or other categories of companies) would, over time, become readily available to companies. Therefore, the staff stated in SAB 107 that it would not expect a company to use the simplified method for share option grants after December 31, 2007. The staff understands that such detailed information about employee exercise behavior may not be widely available by December 31, 2007. Accordingly, the staff will continue to accept, under certain circumstances, the use of the simplified method beyond December 31,

ONEWORLD HOTEL DESTINATION SERVICE, INC.
NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008

2007. The Company currently uses the simplified method for "plain vanilla" share options and warrants, and will assess the impact of SAB 110 for fiscal year 2009. It is not believed that this will have an impact on the Company's consolidated financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements-an amendment of ARB No. 51. This statement amends ARB 51 to establish accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. Before this statement was issued, limited guidance existed for reporting noncontrolling interests. As a result, considerable diversity in practice existed. So-called minority interests were reported in the consolidated statement of financial position as liabilities or in the mezzanine section between liabilities and equity. This statement improves comparability by eliminating that diversity. This statement is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 (that is, January 1, 2009, for entities with calendar year-ends). Earlier adoption is prohibited. The effective date of this statement is the same as that of the related Statement 141 (revised 2007). The Company will adopt this Statement beginning March 1, 2009. It is not believed that this will have an impact on the Company's consolidated financial position, results of operations or cash flows.

In December 2007, the FASB, issued FAS No. 141 (revised 2007), Business Combinations.' This Statement replaces FASB Statement No. 141, Business Combinations, but retains the fundamental requirements in Statement 141. This Statement establishes principles and requirements for how the acquirer: (a) recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree; (b) recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase; and (c) determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. This statement applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. An entity may not apply it before that date. The effective date of this statement is the same as that of the related FASB Statement No. 160, Noncontrolling Interests in Consolidated Financial Statements. The Company will adopt this statement beginning June 30, 2008. It is believed that this will have an impact on the Company's consolidated financial position, results of operations or cash flows after the merger with Globalink to be effective October 31, 2008.

ONEWORLD HOTEL DESTINATION SERVICE, INC.
NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Liabilities-Including an Amendment of FASB Statement No. 115. This standard permits an entity to choose to measure many financial instruments and certain other items at fair value. This option is available to all entities. Most of the provisions in FAS 159 are elective; however, an amendment to FAS 115 Accounting for Certain Investments in Debt and Equity Securities applies to all entities with available for sale or trading securities. Some requirements apply differently to entities that do not report net income. SFAS No. 159 is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided that the entity makes that choice in the first 120 days of that fiscal year and also elects to apply the provisions of SFAS No. 157 Fair Value Measurements. The Company will adopt SFAS No. 159 beginning March 1, 2008 and is currently evaluating the potential impact the adoption of this pronouncement will have on its consolidated financial statements.

In September 2006, the FASB issued SFAS No. 157, Fair Value
Measurements This statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles
(GAAP), and expands disclosures about fair value measurements. This statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this statement does not require any new fair value measurements. However, for some entities, the application of this statement will change current practice. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Earlier application is encouraged, provided that the reporting entity has not yet issued financial statements for that fiscal year, including financial statements for an interim period within that fiscal year. The Company will adopt this statement March 1, 2008, and it is not believed that this will have an impact on the Company's consolidated financial position, results of operations or cash flows.


13.  Business Combinations

On October 31, 2008, the shareholders of The Company received 2,000,000 shares of common stock and cash from Globalink, Ltd as consideration for purchase of the Company. The acquisition is being accounted for as a purchase as required by SFAS No. 141. Globalink Ltd. has issued a significant amount of its stock to acquire the Company and therefore is considered a reverse acquisition under SFAS No. 141.

Following is the proforma balance sheets and income statement as at June 30, 2008:

ONEWORLD HOTEL DESTINATION SERVICE, INC.
NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008

                                    ONEWORLD      GLOBALINK
                                      2008          2008      Adjustments(3)  TOTAL
                                    --------      ---------   -------------   -----
ASSETS
Current Assets
   Cash                           $  851,006    $   72,310                  $  923,316
   Other current assets              163,827             -                     163,827
                                  ----------    ----------                  ----------
Other Assets                           9,192        11,998                      21,190
                                  ----------    ----------                  ----------
   Total assets                   $1,024,025    $   84,308                  $1,108,333
                                  ==========    ==========                  ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
   Accounts payable and accruals     553,761           280                     554,041
   Other current liabilities          75,228        30,355                     105,583
                                  ----------    ----------                  ----------
   Total current liabilities      $  628,989    $   30,635                  $  659,624
                                  ==========    ==========                  ==========
Shareholders' equity
   Common stock                        6,382         4,557       (4,382)         6,557
   Paid-in Surplus                         -       222,643       10,764        234,407
   Preferred Stock authorized,
     Issued and outstanding            6,382             -       (6,382)             -
   Retained earnings                 382,272      (174,527)                    207,745
                                  ----------    ----------   ----------     ----------
   Total shareholder's equity        395,036        54,673                     448,709
                                  ----------    ----------   ----------     ----------
   Total liabilities and
     shareholders' equity         $1,024,025    $   84,308                  $1,108,333
                                  ==========    ==========   ==========     ==========

(1)Per the Company's year end audited financial statements at June 30,
2008
(2) Per the Company's quarterly report on Form 10-Q for the quarterly period ended June 30, 2008
(3) Adjustments reflect issuance of stock for investment in subsidiary

                                         ONEWORLD(1)      GLOBALINK(2)
                                         Year ended     Six months ended
                                       June 30, 2008      June 30, 2008       TOTAL
                                       -------------    ----------------      -----
Sales                                     $3,238,148     $         -        $3,238,148
Cost of sales                              2,926,806               -         2,926,806
                                          ----------     -----------        ----------
 Gross margin                                311,342               -           311,342
                                          ----------     -----------        ----------




ONEWORLD HOTEL DESTINATION SERVICE, INC.
NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008

Expenses
  Wages and salaries                         162,982               -           162,982
  Other administrative expenses              149,010           4,724           153,734
                                          ----------     -----------        ----------
                                             311,992           4,724           316,716
                                          ----------     -----------        ----------
Income(Deficit) from operations                 (650)         (4,724)
(5,374)
Other income and expenses                    137,572               -           137,572
Income before income taxes                   136,922          (4,724)          132,198
 Income taxes (Note 6)                        17,551               -            17,551
                                          ----------     -----------        ----------
Net income for the period                 $  119,371     $    (4,724)       $  114,647
                                          ==========     ===========        ==========

(1)Per the Company's year end audited financial statements at June 30,
2008
(2) Per the Company's quarterly report on Form 10-Q for the quarterly period ended June 30, 2008
(3) There are no adjustments affecting the income statements

Following is the proforma balance sheet and income statement as of October 31, 2008:

                                        ONEWORLD      GLOBALINK
                                       31-Oct-2008    31-Oct2008       TOTAL
                                        --------      ---------        -----
ASSETS
Current Assets
   Cash                               $  623,005     $   66,080     $  689,085
   Accounts Receivable                   252,698            251        252,949
   Other current assets                   17,224              -         17,224
                                      ----------     ----------     ----------
                                         904,927         66,331        959,258
Other Assets                              44,536         11,020         55,558
                                      ----------     ----------     ----------
   Total assets                       $  937,463     $   77,351     $1,014,814
                                      ==========     ==========     ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
   Accounts payable and accruals         560,263         1,280         561,543
   Other current liabilities               1,849        30,300          32,149
                                      ----------    ----------      ----------
   Total current liabilities          $  562,112    $   31,580      $  593,692
                                      ==========    ==========      ==========




ONEWORLD HOTEL DESTINATION SERVICE, INC.
NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008

Shareholders' equity
   Common stock                            6,382         4,557          10,939
   Paid-in Surplus                             -       222,643         223,643
   Preferred Stock authorized,
     Issued and outstanding                6,382             -           6,382
   Retained earnings                     362,597      (182,429)        180,158
                                      ----------    ----------      ----------
   Total shareholder's equity            375,351        45,771         421,122
                                      ----------    ----------      ----------
   Total liabilities and
     shareholders' equity             $  937,463    $   77,351      $1,014,814
                                      ==========    ==========      ==========

                                        ONEWORLD      GLOBALINK
                                          2008           2008          TOTAL
                                        --------      ---------        -----
Sales                                 $1,354,122    $        -      $1,354,122
Cost of sales                          1,256,126             -       1,256,125
                                      ----------    ----------      ----------
 Gross margin                             97,996             -          97,996
                                      ----------    ----------      ----------
Expenses
  Wages and salaries                      44,386             -          44,386
  Other administrative expenses           28,821         8,990          37,811
                                      ----------    ----------      ----------
                                          73,207         8,990          82,197
                                      ----------    ----------      ----------
Income(Deficit) from operations           24,789        (8,980)         15,799
Other income and expenses                 (5,191)        1,088          (4,103)
Income before income taxes                19,598        (7,902)         11,696
 Income taxes (Note 6)                         -             -               -
                                      ----------     ---------      ----------
Net income for the period             $   19,596     $  (7,902)     $   11,696
                                      ==========     =========      ==========



(b) Pro Forma Financial Information

See footnote 13 above.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Globalink, Ltd.


By:      /s/ Robin Young
         ------------------------
         Robin Young
         Chief Executive Officer


Dated:  March 6, 2009